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                    AMENDMENT TO JOINT VENTURE AGREEMENT

     This Amendment to the Joint Venture Agreement (the "Amendment") is made and entered into this 24 day of October 1996, by and among United
Wisconsin Services, Inc., a corporation organized under chapter 180 of the Wisconsin Statutes ("UWS"), Blue Cross & Blue Shield United of Wisconsin, a service insurance corporation organized under chapter 613 of the Wisconsin Statutes ("Blue Cross"), Compcare Health Services Insurance Corporation, a health maintenance organization organized under chapter 611 of the Wisconsin Statutes ("Compcare") and Northwoods Health Care, LLC, a limited liability company organized under Chapter 183 of the Wisconsin Statutes ("NHC").

     WHEREAS, the parties entered into a certain joint venture agreement dated July 1, 1996 (the "Agreement");

     WHEREAS, the Agreement provides for an initial term of three calendar years, commencing on July 1, 1996 and terminating on December 31, 1999; and

     WHEREAS, the parties desire to amend the Agreement to extend the initial term to five calendar years, commencing on July 1, 1996 and terminating on December 31, 12001, and to amend other provisions of the Agreement consistent with this extension.

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The parties agree that Article 4, relating to the Medical Services Agreement, is hereby amended to read in its entirety as follows:

     NHC shall arrange for the delivery of all health care services for the Joint Venture according to the terms of a medical services agreement (the "Medical Services Agreement") between NHC and Compcare, attached hereto as EXHIBITS B. The capitation rates to be paid to NHC by Compcare for calendar years 1997, 1998 and 1999 shall be as established in the attached EXHIBIT C. Capitation shall be paid to NHC on a monthly basis for each enrolled plan member; such capitation shall be adjusted for age, sex and benefit plan design. Compcare and NHC shall establish the capitation rate for each additional calendar year of the Joint Venture, including any extensions thereof, in a written agreement by June 30 of each year, such capitation rate to become effective in the next succeeding calendar year. It is the expectation of the Parties that Compcare and NHC will capitate providers for the delivery of health care services under the Joint Venture. The provider agreements, executed by NHC, Compcare and individual providers, shall include provision for: (i) a withhold of at least fifteen percent (15%), unless such withhold is waived by unanimous consent of the Governing Committee; and (ii) periodic price adjustments. The overall responsibility for medical management shall remain with the underwriters; however, the Medical Services Agreement shall define those responsibilities relating to medical management and utilization review that shall be delegated to NHC.

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     2.   The parties agree that section 5.C, relating to limitation on risk-sharing, is hereby amended to read in its entirety as follows:

          5.C. LIMITATION OF RISK-SHARING. As a condition precedent to the UWS Parties' obligations under this Agreement, Howard Young Health Care,
     Inc. shall provide capitalization to NHC of TWO (2) MILLION DOLLARS for the initial term of the Agreement. Such capitalization shall be in the form of either cash or a non-revocable letter of credit from Howard Young Health Care, Inc. or another party acceptable to UWS.
     UWS shall not unreasonably withhold permission to substitute another party for all or part of the irrevocable letter of credit. NHC's obligation for sharing in Aggregate Service Losses and Aggregate Net Underwriting Losses during the initial five (5) year term of the Agreement shall be limited to a total of TWO (2) MILLION DOLLARS. If the Joint Venture is extended for an additional term or terms, NHC shall provide additional capitalization as mutually agreed by the Parties.

     3. The parties agree that amounts owed with respect to the Aggregate Service Profit (Loss) and the Aggregate Net Underwriting Profit (Loss) shall be reconciled at the end of the initial five year term, and that section 5.D is hereby amended to read in its entirety as follows:

          5.D RECONCILIATION FOLLOWING INITIAL TERM. The UWS Parties and NHC shall reconcile amounts owed with respect to the Aggregate Service
     Profit (Loss) and the Aggregate Net Underwriting Profit (Loss) within
     180 days after the end of the initial five (5) year term of this Agreement. Either Party may offset any balance, whether on account of Aggregate Service Profit (Loss) or Aggregate Net Underwriting Profit
     (Loss) or Aggregate Net Underwriting Profit (Loss), due from one party to the other under this Agreement.

     4. The parties hereby agree that the initial term of the joint venture shall commence on July 1, 1996 and terminate on December 31, 2001, and that sections 6.A and 6.B are hereby amended to read in their entirety as follows:

          6.A TERM. The initial term of this Agreement shall commence on July 1, 1996, (the "Effective Date") and terminate five (5) calendar years from the Effective Date on December 31, 2001. The Joint Venture shall automatically renew for additional one year terms unless written notice of termination is give in accordance with section 6.B, below.

          6.B  TERMINATION.  This Agreement may be terminated as follows:

               1. Any party may terminate this Agreement at the end of the initial five (5) year term, or any subsequent term, upon 180 days advance written notice to all other parties. Termination shall be effective on December 31.

               2. All providers with whom NHC and Compcare have contracted to provide health care services under this Joint Venture Agreement shall continue to provide services according to the terms of the applicable Product benefit plan until the end of the then current term of such benefit plan.

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               3.   The capitation amounts paid to NHC for the provision of
          health care services, as referenced in Article 4 herein, shall continue to be paid until the end of the applicable Product benefit plan years thereunder and at the rates in effect at the time of termination.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective representatives and to become effective as of the Effective Date.

                                       BLUE CROSS & BLUE SHIELD
                                       UNITED OF WISCONSIN

                                       By:  [ILLEGIBLE]
                                           ----------------------------------
                                       Title:
                                              -------------------------------
                                       Date:
                                             --------------------------------


                                       UNITED WISCONSIN SERVICES, INC.

                                       By: [ILLEGIBLE]
                                           ----------------------------------
                                       Title:
                                              -------------------------------
                                       Date:
                                             --------------------------------


                                       COMPCARE HEALTH SERVICES
                                       INSURANCE CORPORATION

                                       By: [ILLEGIBLE]
                                           ----------------------------------
                                       Title:
                                              -------------------------------
                                       Date:
                                             --------------------------------


                                       NORTHWOODS HEALTH CARE, LLC

                                       By: [ILLEGIBLE]
                                           ----------------------------------
                                       Title: Manager
                                              -------------------------------
                                       Date: October 24, 1996
                                             --------------------------------